Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                   AUGUST 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-7

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a)  The amounts below are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

      Class 7-A1....$       29.45909782      Class 7-A11...$     0.00000000
      Class 7-A2....$       29.45909732      Class 7-A12...$     0.00000000
      Class 7-A3....$       29.45845057      Class 7-PO....$     1.18036024
      Class 7-A4....$       19.93570565      Class 7-M.....$     0.65500136
      Class 7-A5....$       18.55313562      Class 7-B1....$     0.65500136
      Class 7-A6....$        0.00000000      Class 7-B2....$     0.65500149
      Class 7-A7....$       10.16746411      Class 7-B3....$     0.65500136
      Class 7-A8....$        0.00000000      Class 7-B4....$     0.65500629
      Class 7-A9....$        0.00000000      Class 7-B5....$     0.65499042
      Class 7-A10...$        0.00000000      Class 7-R.....$ 1,000.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

      Class 7-A1....$       28.46409193      Class 7-A8....$     0.00000000
      Class 7-A2....$       28.46409144      Class 7-A9....$     0.00000000
      Class 7-A3....$       28.46346654      Class 7-10....$     0.00000000
      Class 7-A4....$       19.26236037      Class 7-11....$     0.00000000
      Class 7-A5....$       17.92648781      Class 7-12....$     0.00000000
      Class 7-A6....$        0.00000000      Class 7-PO....$     1.14049258
      Class 7-A7....$        9.82404943      Class 7-M.....$     0.00000000

      Class 7-B1....$        0.00000000      Class 7-B4....$     0.00000000
      Class 7-B2....$        0.00000000      Class 7-B5....$     0.00000000
      Class 7-B3....$        0.00000000      Class 7-R.....$   966.22415597


     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

      Class 7-A1....$        7.50000008      Class 7-M.....$     6.25000024
      Class 7-A2....$        6.00000000      Class 7-B1....$     6.24999929
      Class 7-A3....$        5.95833332      Class 7-B2....$     6.25000143
      Class 7-A4....$        5.93749985      Class 7-B3....$     6.25000214
      Class 7-A5....$        6.66666667      Class 7-B4....$     6.25000714
      Class 7-A6....$        5.93749977      Class 7-B5....$     6.25000178
      Class 7-A7....$        6.25000000      Class 7-R.....$     6.00000000
      Class 7-A8....$        6.25000000      Class 7-S.....$     0.35500000
      Class 7-A9....$        0.00000000
      Class 7-A10...$        6.66666700
      Class 7-A11...$        6.25000000
      Class 7-A12...$        6.04166650

     iv)  Accrual Amount:

          Class 7-A9...........         $         42,500.00

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:....$       0.09071241

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:......$   343,731,952.34

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:................             1,210

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution   Date:

                                Class Certificate              Single
                                Principal Balance        Certificate Balance
                                -----------------        -------------------

          Class 7-A1........$       30,613,632.89         $          970.54
          Class 7-A2........$        5,507,043.19         $          970.54
          Class 7-A3........$      145,551,044.69         $          970.54
          Class 7-A4........$       16,435,278.35         $          980.06
          Class 7-A5........$       34,697,826.10         $          981.45

          Class 7-A6........$       12,029,747.00         $        1,000.00
          Class 7-A7........$        4,137,500.00         $          989.83
          Class 7-A8........$        2,760,000.00         $        1,000.00
          Class 7-A9........$        6,842,500.00         $        1,006.25
          Class 7-A10.......$       10,000,000.00         $        1,000.00
          Class 7-A11.......$       40,000,000.00         $        1,000.00
          Class 7-A12.......$       20,000,000.00         $        1,000.00
          Class 7-PO....... $          281,648.87         $          999.34
          Class 7-M.........$        5,250,257.82         $          999.34
          Class 7-B1........$        3,500,171.88         $          999.34
          Class 7-B2........$        2,625,128.41         $          999.34
          Class 7-B3........$        1,750,085.94         $          999.35
          Class 7-B4........$          525,024.88         $          980.72
          Class 7-B5........$        1,225,062.32         $            0.00
          Class 7-S.........$      330,423,430.51         $            0.00
          Class 7-R.........$                0.00         $            0.00


     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value......................................$            0.00
          unpaid principal balance........................$            0.00
          number of related mortgage loans................                0

     ix) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                       Number        13   Principal Balance $    3,491,380.27
               (2)  60-89 days
                       Number         0   Principal Balance $            0.00
               (3)  90 days or more
                       Number         0   Principal Balance $            0.00

          (b)  in foreclosure
                       Number         0   Principal Balance $            0.00

     x) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):......................$            0.00

     xi)  The Senior Percentage for such Distribution Date:.......   95.746600%

          The Junior Percentage for such Distribution Date:.......    4.253400%

     xii) The Senior Prepayment Percentage for such Distribution
          Date: ..................................................  100.000000%

          The Junior Prepayment Percentage for such Distribution
          Date: ..................................................    0.000000%